                                                                   Exhibit 10.19

                            SUBSCRIPTION AGREEMENT
                            ----------------------

       THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the date of acceptance on the signature page attached hereto, by and between Dura Automotive Holding, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Subscriber"). Unless otherwise indicated, capitalized terms used but not defined prior to their first usage herein are defined in Section 9 hereof.

       The Subscriber is a management employee of Dura Automotive Systems, Inc., a Delaware corporation ("Dura"), and/or a subsidiary of Dura, and Holding and Dura desire that the Subscriber acquire shares of Holding's Class A Non-Voting Common Stock, par value $.01 per share (the "Class A Non-Voting Common").

       Holding, the Subscriber, Onex DHC LLC, a Wyoming limited liability company, J2R Corporation, a Delaware corporation, Orscheln Co., a Delaware corporation, and other management stockholders are parties to a Stockholders Agreement dated as of August 31, 1994 and amended as of May 17, 1995 (the "Stockholders Agreement").

       Holding desires to sell, and the Subscriber desires to purchase, certain shares of the Class A Non-Voting Common.

       Holding and the Subscriber hereby agree as follows:

       1. Purchase and Sale of Class A Non-Voting Common. On the terms and subject to the conditions set forth herein, Holding will sell to the Subscriber, and the Subscriber will purchase from Holding, the number of shares of Class A Non-Voting Common set forth on the signature page attached hereto at a purchase price of $47.45 per share.

       2. Closing. The closing (the "Closing") of the purchase and sale contemplated hereby will take place at such place and time as reasonably determined by Holding. At the Closing, the Subscriber will deliver to Holding or its designee immediately available funds in an amount equal to the aggregate purchase price of the Class A Non-Voting Common purchased by the Subscriber from Holding hereunder, and Holding will deliver to the Subscriber a certificate or certificates representing the Class A Non-Voting Common being purchased by the Subscriber, in each case registered in the name of the Subscriber.

       3. Restrictions on Transfers.

       (a) Restrictions. Restricted Securities are transferable pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 (or any similar rule then in force) of the Securities and Exchange Commission if such rule is available, and (iii) subject to the conditions specified in Section 3(b) hereof, any other legally available means of transfer.

       (b) Procedure for Transfer. In connection with the transfer of any Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of Section 3(a) hereof), the holder thereof will deliver written notice to Holding describing in reasonable detail the transfer or proposed transfer, together with an opinion (reasonably satisfactory to Holding) of counsel which (to Holding's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to Holding an opinion of such counsel to the effect that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, Holding will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in Section 4(a) hereof. If Holding is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to Holding in writing its agreement to be bound by the conditions contained in this Section and Section 4(a) hereof.

       4. Subscriber's Representations and Warranties.

       (a) Subscriber's Investment Representations. The Subscriber hereby represents that he or she is acquiring the Restricted Securities purchased hereunder for his or her own account with the present intention of holding such securities for investment purposes and that he or she has no intention of selling such securities in a public distribution in violation of federal or state securities laws; provided that nothing contained herein will prevent the Subscriber and the subsequent holders of such securities from transferring such securities in compliance with the provisions of Section 3 hereof. Each certificate for Restricted Securities will be conspicuously imprinted with a legend substantially in the following form (the "Securities Act Legend"):

       "The securities represented by this certificate were originally issued on May __, 1995, and have not been registered under the Securities Act of 1933, as amended (the "Act"). The transfer of such securities is subject to the conditions specified in the Subscription Agreement dated as of May __, 1995, between the issuer (the "Company") and the original purchaser hereof, and the Company reserves the right to refuse to transfer such securities until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions will be furnished by the Company to the holder hereof without charge."

Whenever any shares of Class A Non-Voting Common cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from Holding, without expense, upon surrender to Holding of the certificate or certificates representing such shares of Class A Non-Voting Common, a new certificate or certificates representing such shares of Class A Non-Voting Common of like tenor but not bearing a legend of the character set forth above.

       (b) Other Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to Holding that:

           (i) the Subscriber has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Class A Non-Voting Common and has had full access to such other information concerning Holding, Dura and their subsidiaries and operations as the Subscriber may have requested;

           (ii) the Subscriber has such knowledge and experience in business and financial matters that the Subscriber is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement;

           (iii) the Subscriber is able to bear the economic risk of his or her investment in the Class A Non-Voting Common purchased hereunder for an indefinite period of time, including the risk of a complete loss of the Subscriber's investment in such securities, because the Class A Non-Voting Common has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act and qualified or registered under state securities laws or an exemption from such registrations and qualifications is available;

           (iv) the Subscriber has received and read a copy of the Private Placement Memorandum dated May 1995; and

           (v) the Subscriber has duly executed and delivered this Agreement, and this Agreement constitutes a valid and binding obligation of the Subscriber, enforceable in accordance with its terms.

       5. Representations and Warranties of Holding. Holding hereby represents and warrants to the Subscriber that Holding has duly executed and delivered this Agreement, and that this Agreement constitutes a valid and binding obligation of Holding, enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally.

       6. Section 83(b) Election. The Subscriber agrees that within 30 days after he or she purchases the Class A Non-Voting Common pursuant to this Agreement, the Subscriber will make an effective election with the Internal Revenue Service under Section 83(b) of the Code.

       7. Understanding Among the Parties. The determination of the Subscriber to purchase the Class A Non-Voting Common pursuant to this Agreement has been made by the Subscriber independent of Holding and Dura and independent of any statements or opinion as to the advisability of such purchase or as to the properties, business, prospects or conditions (financial or otherwise) of Holding and Dura which may have been made or given by Holding, Dura or by any agent or employee of Holding or Dura. In addition, it is acknowledged by the Subscriber that neither Holding nor Dura has acted as an agent of the Subscriber in connection with making its investment hereunder and that neither Holding nor Dura will be acting as an agent of the Subscriber in connection with monitoring the Subscriber's investment hereunder.

       8. Transfers and Repurchase. The Subscriber acknowledges that the Class A Non-Voting Common purchased hereunder is subject to repurchase and restrictions on transfer contained in the Stockholders Agreement. Sales or other transfers of Class A Non-Voting Common shall be permitted only to the extent allowed pursuant to the terms of the Stockholders Agreement and this Agreement.

       9. Definitions.

       "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

       "Restricted Securities" means the Class A Non-Voting Common issued hereunder and any securities issued with respect to such Class A Non-Voting Common by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar rule then in force) of the Securities and Exchange Commission (excluding Rule 144(k)), or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in Section 4(a) hereof have been delivered by Holding in accordance with Section 3(b) hereof. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from Holding, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in
Section 4(a) hereof.

       "Rule 144" means Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

       "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

       "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

       10. Miscellaneous.

       (a) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and need not contain the signature of more than one party, but all of which taken together will constitute one and the same original instrument.

       (b) Entire Agreement. This document and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

       (c) Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

       (d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

       (e) Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

       (f) Descriptive Headings. The descriptive headings used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no descriptive headings had been used in this Agreement.

       (g) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

       (h) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified or waived only upon the prior written consent of Holding and the Subscriber.

           (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to the Subscriber at the address indicated on the signature page and to Holding at the address indicated below:

           Notices to Holding:
           ------------------

           Dura Automotive Holding, Inc.
           c/o Hidden Creek Industries
           4508 IDS Center
           Minneapolis, Minnesota 55402
           Attention: Scott D. Rued

           with a copy to:
           --------------

           Kirkland & Ellis
           200 East Randolph Drive
           Chicago, Illinois 60601
           Attention: Jeffrey C. Hammes, Esq.


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

       11. Binding Agreement. This Agreement is not binding unless accepted in writing by Holding, acting in its sole discretion, within 45 business days after Holding's receipt of this Agreement and the Stockholders Agreement, properly executed by the Subscriber. Written notice of such written acceptance will be given to the Subscriber by delivery of this Agreement signed by Holding.

                                   * * * * *

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 22, 1995.


                                            /s/ David M. Allison
                                            ------------------------------
                                                       Signature


                                            DAVID M. ALLISON
                                            ------------------------------
                                                  Name (please print)


                                            Number of subscribed shares of
                                            Class A Non-Voting Common: 300
                                                                       ---

                                            Mailing address:

                                            5924 Rapid City Rd.
                                            ------------------------------

                                            Rapid City, MI 49676
                                            ------------------------------

                                            ------------------------------


       Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                        DURA AUTOMOTIVE HOLDING, INC.

                                            By:  /s/ David Bovee
                                                ---------------------------

                                            Its: Vice President
                                                ---------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 25, 1995.

                                       /s/ Bill Bach
                                       -----------------------------------------
                                                       Signature


                                           BILL BACH
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 210.75



                                       Mailing address:

                                       Bill Bach
                                       -----------------------------------------

                                       R.2 Box 168
                                       -----------------------------------------

                                       Madison, MO  65263
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                       -----------------------------------------

                                       Its: Vice President
                                       -----------------------------------------

          IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 26, 1995.

                                       /s/ Richard S. Bigham
                                       -----------------------------------------
                                                       Signature


                                           RICHARD S. BIGHAM
                                       -----------------------------------------
                                                  Name (please print)


                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 305



                                       Mailing address:

                                       1354 W. Bear LK Rd NE
                                       -----------------------------------------

                                       Kalkaska MI  49646
                                       -----------------------------------------


                                       -----------------------------------------



          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1996                   DURA AUTOMOTIVE HOLDING, INC.

                                       By: /s/ David Bovee
                                          --------------------------------------

                                       Its: Vice President
                                           -------------------------------------

          IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 25, 1995.

                                       /s/ Samuel L. Casleton
                                       -----------------------------------------
                                                       Signature


                                           SAMUEL L. CASLETON
                                       -----------------------------------------
                                                  Name (please print)


                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 100



                                       Mailing address:

                                       SAMUEL L. CASLETON
                                       -----------------------------------------

                                       1130 Beuth Rd
                                       -----------------------------------------

                                       Moberly, MO  65270
                                       -----------------------------------------



          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                       -----------------------------------------

                                       Its: Vice President
                                       -----------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 31, 1995.

                                       /s/ John D. Hanson
                                       -----------------------------------------
                                                       Signature


                                           JOHN D. HANSON
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 400



                                       Mailing address:

                                       6490 NORHAM ROAD
                                       -----------------------------------------

                                       BLOOMFIELD HILLS, MI  48301-1467
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                       -----------------------------------------

                                       Its: Vice President
                                       -----------------------------------------

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 26, 1995.


                                              /s/ Richard F. Haxel
                                              ___________________________
                                                       Signature

                                              Richard F. Haxel
                                              ___________________________
                                                  Name (please print)


                                              Number of subscribed shares of
                                              Class A Non-Voting Common: 300
                                                                        ______


                                              Mailing address:

                                                 339 Circle Drive
                                              ___________________________

                                                 Moberly, MO 65270
                                              ___________________________


                                              ___________________________


     Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                          DURA AUTOMOTIVE HOLDING, INC.

                                              By: David Bovee
                                                 ________________________

                                              Its: Vice President
                                                 ________________________

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 26, 1995.

                                       /s/ William D. Hooton
                                       -----------------------------------------
                                                       Signature


                                       William D. Hooton
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 200



                                       Mailing address:

                                       306 W. Carpenter
                                       -----------------------------------------

                                       Huntsville, MO.
                                       -----------------------------------------

                                       65259
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 30, 1995.

                                       /s/ David P. Klosterman
                                       -----------------------------------------
                                                       Signature


                                       David P. Klosterman
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 300



                                       Mailing address:

                                       2379 Dorchester 103
                                       -----------------------------------------

                                       Troy, MI 48084
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 26, 1995.

                                       /s/ Milton P. Kniss
                                       -----------------------------------------
                                                       Signature


                                       Milton P. Kniss
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 500



                                       Mailing address:

                                       4132 Maple Lane
                                       -----------------------------------------

                                       P.O. Box 257
                                       -----------------------------------------

                                       Bellaire, Mich 49615
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 24, 1995.

                                       /s/ Richard L. Kraus
                                       -----------------------------------------
                                                       Signature


                                       Richard L. Kraus
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 300



                                       Mailing address:

                                       1407 Trails End
                                       -----------------------------------------

                                       Moberly, Missouri
                                       -----------------------------------------

                                       65270
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 31, 1995.

                                       /s/ Michael J. Kukla
                                       -----------------------------------------
                                                       Signature


                                       Michael J. Kukla
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 105.37



                                       Mailing address:

                                       13131 Log Cabin Point
                                       -----------------------------------------

                                       Fenton, Michigan
                                       -----------------------------------------

                                       48430
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 31, 1995.

                                       /s/ Craig L. Lamiman
                                       -----------------------------------------
                                                       Signature


                                       Craig L. Lamiman
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 300



                                       Mailing address:

                                       103 Jonathan Drive
                                       -----------------------------------------

                                       Stamford, CT 06903
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 31, 1995.

                                       /s/ Sean M. McGuire
                                       -----------------------------------------
                                                       Signature


                                       Sean M. McGuire
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 632.24



                                       Mailing address:

                                       262 E. Hazelhurst
                                       -----------------------------------------

                                       Ferndale, MI
                                       -----------------------------------------

                                       48084
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 26, 1995.

                                       /s/ Mark O. Messinger
                                       -----------------------------------------
                                                       Signature


                                       Mark O. Messinger
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 50



                                       Mailing address:

                                       P.O. Box 597
                                       -----------------------------------------

                                       Moberly, MO 65270
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 30, 1995.

                                       /s/ Paul D. Nordstrom
                                       -----------------------------------------
                                                       Signature


                                       Paul D. Nordstrom
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 200



                                       Mailing address:

                                       26988 Westland Rd.
                                       -----------------------------------------

                                       Redford, MI 48240
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 30, 1995.

                                       /s/ David A. Skrzyniarz
                                       -----------------------------------------
                                                       Signature


                                       David A. Skrzyniarz
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 200



                                       Mailing address:

                                       28779 Westwood Dr.
                                       -----------------------------------------

                                       New Baltimore, MI 48047
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 31, 1995.

                                       /s/ Douglas Stepanian
                                       -----------------------------------------
                                                       Signature


                                       Douglas Stepanian
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 42.15



                                       Mailing address:

                                       2849 N. Main
                                       -----------------------------------------

                                       Central Lk, MI 49622
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 25, 1995.

                                       /s/ Timothy Curtis Stephens
                                       -----------------------------------------
                                                       Signature


                                       Timothy Curtis Stephens
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 100



                                       Mailing address:

                                       20 Settlers Trail
                                       -----------------------------------------

                                       Hannibal, Missouri 65401
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 30, 1995.

                                       /s/ Jeffrey E. Tayon
                                       -----------------------------------------
                                                       Signature


                                       Jeffrey E. Tayon
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 105.37



                                       Mailing address:

                                       Jeff Tayon
                                       -----------------------------------------

                                       Rt 2 Box 73A
                                       -----------------------------------------

                                       Moberly, MO 65270
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 25, 1995.

                                       /s/ Bobby D. Thompson
                                       -----------------------------------------
                                                       Signature


                                       Bobby D. Thompson
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 105.37



                                       Mailing address:

                                       Bobby D. Thompson
                                       -----------------------------------------

                                       RR #1 Box 85
                                       -----------------------------------------

                                       Laclede, MO 64651
                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------

       IN WITNESS WHEREOF, the undersigned has executed this Agreement as of May 24, 1995.

                                       /s/ John Truckey
                                       -----------------------------------------
                                                       Signature


                                       John Truckey
                                       -----------------------------------------
                                                  Name (please print)

                                       Number of subscribed shares of
                                       Class A Non-Voting Common: 316.12



                                       Mailing address:

                                       205 Harbor St.
                                       -----------------------------------------

                                       Bellaire, MI 49615
                                       -----------------------------------------


                                       -----------------------------------------


          Dura Automotive Holding, Inc. hereby accepts the foregoing subscription.

Dated: June 26, 1995                   DURA AUTOMOTIVE HOLDING, INC.


                                       By: /s/ David Bovee
                                           -------------------------------------

                                       Its: Vice President
                                            ------------------------------------


                                      -7-